UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2021

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value	AFIN	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	AFINP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AFINO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Equity Distribution Agreement for Class A Common Stock

On August 6, 2021, American Finance Trust, Inc. (the “Company”) entered into an amendment (the “Common Stock EDA Amendment”) to the Equity Distribution Agreement dated May 8, 2019, as amended on June 25, 2019, among the Company and American Finance Operating Partnership, L.P. (the “OP”), on the one hand, and BMO Capital Markets Corp. (“BMO”) , BBVA Securities Inc. (“BBVA”), B. Riley Securities, Inc. (“B. Riley”), Citizens Capital Markets, Inc. (“Citizens Capital Markets”), KeyBanc Capital Markets Inc. (“KeyBanc”), Ladenburg Thalmann & Co. Inc. (“Ladenburg Thalmann”) and Truist Securities, Inc. (“Truist Securities”) (for the purpose of increasing the maximum aggregate offering price of Class A Common Stock, $0.01 par value (the “Class A common stock”), that may be offered and sold from time to time by the Company pursuant to the Equity Distribution Agreement in the Company's “at-the-market” program for Class A common stock from up to $200 million to up to $450 million.

Certain of the agents in the Company's “at-the-market” program for Class A common stock or their affiliates are or have been lenders under the Company’s credit facility or agents under the Company’s “at-the-market” programs for its 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value, (“Series A Preferred Stock”), and its 7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value, (“Series C Preferred Stock”),.

A copy of the Common Stock EDA Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the material terms of the Common Stock EDA Amendment in this Item 1.01 is qualified in its entirety by reference to the Common Stock EDA Amendment, which is incorporated herein by reference.

Amendment to Equity Distribution Agreement for Series A Preferred Stock

On August 6, 2021 the Company entered into an amendment (the “Series A EDA Amendment”) to the Equity Distribution Agreement dated May 8, 2019, as amended on June 25, 2019, October 4, 2019 and January 13, 2021, by and among the Company and the OP, on the one hand, and BMO, BBVA, B. Riley, Citizens Capital Markets, KeyBanc, Ladenburg Thalmann and Truist Securities to remove D.A. Davidson & Co. (“D.A. Davidson”) as an agent in the Company's “at-the-market” program for Series A Preferred Stock as the Company was previously advised by D.A. Davidson that it no longer participates in the REIT market due to departures at D.A. Davidson’s equity capital markets group. The Series A EDA Amendment also adds Barclays Capital, Inc. (“Barclays”) as an agent in the Company's “at-the-market” program for Series A Preferred Stock.

Certain of the agents in the Company's “at-the-market” program for Series A Preferred Stock or their affiliates are or have been lenders under the Company’s credit facility or agents under the Company’s “at-the-market” programs for Class A common stock and Series C Preferred Stock.

A copy of the Series A EDA Amendment is filed as Exhibit 1.2 to this Current Report on Form 8-K, and the description of the material terms of the Series A EDA Amendment in this Item 1.01 is qualified in its entirety by reference to the Series A EDA Amendment, which is incorporated herein by reference.

Amendment to the Equity Distribution Agreement for Series C Preferred Stock

On August 6, 2021 the Company entered into an amendment (the “Series C EDA Amendment”) to the Equity Distribution Agreement dated January 13, 2021 by and among the Company and OP, on the one hand, and BMO, BBVA, B. Riley, Citizens Capital Markets, KeyBanc, Ladenburg Thalmann and Truist Securities to remove D.A. Davidson as an agent in the Company's “at-the-market” program for Series C Preferred Stock as the Company was previously advised by D.A. Davidson that it no longer participates in the REIT market due to departures at D.A. Davidson’s equity capital markets group. The Series C EDA Amendment also adds Barclays as an agent in the Company's “at-the-market” program for Series C Preferred Stock.

Certain of the agents in the Company's “at-the-market” program for Series C Preferred Stock or their affiliates are or have been lenders under the Company’s credit facility or agents under the Company’s “at-the-market” programs for Class A common stock and Series A Preferred Stock.

A copy of the Series C EDA Amendment is filed as Exhibit 1.3 to this Current Report on Form 8-K, and the description of the material terms of the Series C EDA Amendment in this Item 1.01 is qualified in its entirety by reference to the Series C EDA Amendment, which is incorporated herein by reference.

Item 8.01. Other Events.

Filing of Shelf Registration Statement and Prospectus Supplements

On August 6, 2021, the Company filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (File No. 333-258562) (the “Registration Statement”), which became immediately effective upon filing.

On August 6, 2021, the Company also filed with the SEC four prospectus supplements, each dated August 6, 2021, to the prospectus included in the Registration Statement to register: (i) the offer and sale of up to $338,895,866 of Class A common stock in the Company’s “at-the-market” programs for Class A common stock; (ii) the offer and sale of up to $120,351,485 of Series A Preferred Stock in the Company’s “at-the-market” programs for Series A Preferred Stock; (iii) the offer and sale of up to $173,544,949 of Series A Preferred Stock in the Company’s “at-the-market” programs for Series A Preferred Stock; and (iv) the resale by certain selling stockholders of up to 1,083,111 shares of Class A common stock.

In connection with the filing of the prospectus supplements, the Company is filing as Exhibits 5.1-5.4 hereto opinions of its counsel, Venable LLP, regarding the validity of the securities being registered under prospectus supplements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
1.1	Amendment, dated as of August 6, 2021, by and among American Finance Trust, Inc., American Finance Operating Partnership, L.P. and BMO Capital Markets Corp., BBVA Securities Inc., B. Riley Securities, Inc., Citizens Capital Markets, Inc., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc. and Truist Securities (Class A Common Stock)
1.2	Amendment, dated as of August 6, 2021, by and among American Finance Trust, Inc., American Finance Operating Partnership, L.P. and Barclays Capital, Inc., BMO Capital Markets Corp., BBVA Securities Inc., B. Riley Securities, Inc., Citizens Capital Markets, Inc., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc. and Truist Securities (Series A Preferred Stock)
1.3	Amendment, dated as of August 6, 2021, by and among American Finance Trust, Inc., American Finance Operating Partnership, L.P. and Barclays Capital, Inc., BMO Capital Markets Corp., BBVA Securities Inc., B. Riley Securities, Inc., Citizens Capital Markets, Inc., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc. and Truist Securities (Series C Preferred Stock)
5.1	Opinion of Venable LLP (Class A Common Stock ATM)
5.2	Opinion of Venable LLP (Series A Preferred Stock ATM)
5.3	Opinion of Venable LLP (Series C Preferred Stock ATM)
5.4	Opinion of Venable LLP (Class A Common Stock Resale)
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Venable LLP (included in Exhibit 5.2)
23.3	Consent of Venable LLP (included in Exhibit 5.3)
23.4	Consent of Venable LLP (included in Exhibit 5.4)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Finance Trust, Inc.

Date: August 6, 2021	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President (Principal Executive Officer)

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